UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices) (Zip code)

(503) 985-4000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 6, 2017, in connection with the organizational assessment launched in the first quarter of 2017, Columbia Sportswear Company (“Columbia”) filed a press release announcing a strategic realignment resulting in several changes at the senior management level.

Chief Executive Officer Timothy P. Boyle assumed the additional role of President of Columbia, effective June 2, 2017. Mr. Boyle joined Columbia in 1971 as General Manager, served as Columbia’s President from 1988 to 2015 and has served as Chief Executive Officer since 1988. He has been a member of the Board of Directors since 1978. Mr. Boyle is also a member of the Board of Directors of Northwest Natural Gas Company and Craft Brew Alliance, Inc. Mr. Boyle is Gertrude Boyle’s son, Sarah A. Bany’s brother and Joseph P. Boyle’s father.

Thomas Cusick was named Executive Vice President and Chief Operating Officer, effective July 1, 2017. Mr. Cusick will continue to act as Chief Financial Officer and Treasurer until a replacement is appointed. Mr. Cusick joined Columbia in September 2002 as Corporate Controller, was named Vice President and Corporate Controller in March 2006 and was named Vice President and Chief Accounting Officer in May 2008. He was promoted to Vice President, Chief Financial Officer and Treasurer in January 2009, was named Senior Vice President of Finance, Chief Financial Officer and Treasurer in January 2010, Executive Vice President of Finance and Chief Financial Officer in February 2015, and reassumed the added role of Treasurer in March 2016. From 1995 to 2002, Mr. Cusick worked for Cadence Design Systems (and OrCAD, a company acquired by Cadence in 1999), which operates in the electronic design automation industry, in various financial management positions. From 1990 to 1995, Mr. Cusick was an accountant with KPMG LLP. Mr. Cusick is a member of the board of directors of Barrett Business Services, Inc. Mr. Cusick is a certified public accountant.

Each of the above executive officers will continue to participate in the same compensation programs as in their prior roles.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release dated June 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: June 6, 2017	By:	/s/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 6, 2017.